UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2023

WB Burgers Asia, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56233	00-0000000
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3F K’s Minamiaoyama 6-6-20 Minamiaoyama, Minato-ku, Tokyo 107-0062, Japan	107-0062
(address of principal executive offices)	(zip code)

81-90-6002-4978
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

“We”, “Us”, and or “The Company” refer to WB Burgers Asia, Inc., a Nevada Corporation.

5.03 Amendments to Articles of Incorporation or Bylaws.

Our majority shareholder, White Knight Co., Ltd., and Koichi Ishizuka, our sole Officer and Director, executed a resolution to ratify, affirm, and approve to file an Amended and Restated Certificate of Incorporation.

The Amended and Restated Certificate of Incorporation was filed with the Nevada Secretary of State on August 17, 2023, effective immediately.

The Amended and Restated Certificated of Incorporation resulted in an increase to the authorized shares of our Common Stock from One Billion Five Hundred Million (1,500,000,000) to Five Billion (5,000,000,000). It also revised the rights of Series A Preferred Stock, now allowing each one (1) share of Series A Preferred Stock to be converted into one thousand (1,000) shares of Common Stock at the discretion of the holder(s) of Series A Preferred Stock.

A full copy of the Amended and Restated Certificate of Incorporation is attached herein as Exhibit 3.1.

Item 8.01 Other Events.

On August 18, 2023, our majority shareholder, White Knight Co., Ltd., a Japanese Company, owned and controlled by our sole Officer and Director, Koichi Ishizuka, elected to convert its 1,000,000 shares of Series A Preferred Stock of WB Burgers Asia, Inc. into shares of Common Stock. This conversion has been approved by the Company, and the conversion became effective on August 18, 2023. Every 1 share of Series A Preferred Stock was converted into 1,000 shares of Common Stock, for a total of 1,000,000,000 shares of Common Stock.

Following the above conversion, and as of August 18, 2023, there were 2,071,153,462 shares of Common Stock and 0 shares of Preferred Stock issued and outstanding.

The Conversion Agreement and Notice of Conversion are attached herein as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

NUMBER	EXHIBIT

3.1	Amended and Restated Certificate of Incorporation

99.1	Conversion Agreement and Notice of Conversion

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

WB Burgers Asia, Inc.

Dated: August 21, 2023	/s/ Koichi Ishizuka
Koichi Ishizuka Chief Executive Officer